Supplement dated July 15, 2013 to the Destinations, Destination O-Series and Destinations B Prospectuses for

the variable annuity contracts issued by Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life & Annuity Company; “you” or “your” refer to the Contract Owner.

This supplement must be preceded or accompanied by the applicable Prospectus, as supplemented.

The purpose of this supplement is to add an additional Investment Option to the Custom Model program.

The Janus Aspen Series Balanced Portfolio is added to Category D within the Custom Model program.